Liquidity and Financial Condition (Details 1) - USD ($)		Mar. 31, 2017	Feb. 17, 2017	Dec. 31, 2016	Jun. 30, 2016
Uses:
Net Sources		$ 307,304	$ 424,000	$ 549,100
Reorganization Adjustments [Member]
Sources:
Net proceeds from Exit Facility					$ 1,319,001
Total sources					1,319,001
Uses:
Predecessor accounts payable and accrued expenses paid upon emergence					185,979
Other payments made upon emergence					177,219
Total uses					363,198
Net Sources	[1]				$ 955,803

[1]	Reflects the net cash payments recorded as of the Effective Date from implementation of the Plan: Sources: Net proceeds from Exit Facility $ 1,319,001 Total sources 1,319,001 Uses: Predecessor accounts payable and accrued expenses paid upon emergence 185,979 Other payments made upon emergence 177,219 Total uses 363,198 Net Sources $ 955,803